Exhibit 10.43

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

MASTER LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of May 9, 2008 (the “Effective Date”), between LOCAL MATTERS, INC., a Delaware corporation, with its principal offices at 1221 Auraria Parkway, Denver, Colorado  80204 (“Local Matters”) and EUROPEAN DIRECTORIES HOLDING BV, a Netherlands corporation with its principal offices at Building La Cascade, Condensatorweg 54, PO Box 75191, 1070 AD Amsterdam, the Netherlands (“Customer”).

Local Matters is the owner or licensee of proprietary software products and technologies used for or within searchable online directories, referred to and more specifically defined below as Deliverables.

Customer wishes to have access to, use, and obtain certain rights to the Deliverables as described in Order Forms executed by the parties under this Agreement, including the right to sublicense the Deliverables to the Operating Companies (as defined below) pursuant to the terms of this Agreement.

On or about the same date as entering into the first Order Form under this Agreement, the parties will enter into a Services Order under a separate master professional services agreement entered into by the parties on or about the same date as this Agreement. The Services Order shall describe the localisation and implementation services which will be carried out by Local Matters to localize and implement the Deliverables provided under the related Order Form under this Agreement for the applicable Operating Company.

Local Matters is willing to grant the Customer certain rights to use and sublicense the Deliverables and to provide the Maintenance Services on the terms and conditions of this Agreement.

In consideration of the premises and mutual promises contained herein, the parties agree as follows:

*   *   *   *   *   *   *   *

1.              DEFINITIONS

The capitalized terms below will have the respective meanings indicated

(a)          Acceptance Date means, with regard to a Deliverable, the date on which the Deliverable is accepted pursuant to Section 2(h).

(b)         Affiliate means, in relation to a party, any other entity which directly or indirectly Controls, is Controlled by, or is under direct or indirect common Control with, that party from time to time.

(c)          Agreement means this License Agreement together with the Schedules and appendices or annexes to it and any Order Forms signed by the Customer and Local Matters from time to time.

(d)         Best in Class means that an Internet-based local search publishing platform’s architecture, functions, features, search, search engine optimization, design, performance and operation (when taken as a whole) share attributes at least as good as those found in comparable European Internet Yellow Page publishing solutions that at least offer local search, and that the publishing platform’s off-the-shelf versions of the application software licensable to the Customer under this Agreement would reasonably be considered one of the top three Yellow Pages destination sites in Europe, excluding other Local Matters clients using similar services of Local Matters.

(e)          Control means that a person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other person, whether through the ownership of voting shares, by contract or otherwise, and Controls and Controlled shall be interpreted accordingly.

(f)            Customer Content means any documentation, materials, programs, codes, listings, advertising, data, graphics, or any other information which is owned or used by the Customer or any of the Operating Companies or provided to Local Matters by or on behalf of the Customer or any of the Operating Companies.

(g)         Deliverables means the deliverables to be supplied by Local Matters to the Customer or any of the Operating Companies under this Agreement as specified in each Order Form.

(h)         Designated Equipment means the computer hardware and related ancillary commodity equipment and accessories listed in an Order Form.

(i)             Escrow Agreement means the three-way Source Code escrow agreement to be entered into by a third-party escrow agent mutually acceptable to Local Matters and the Customer in the form attached as Schedule 8.

(j)             Executable Code means the fully compiled version of a software program that can be executed by a computer and used by an end user without the need for further compilation or external modification.

(k)          Go-Live Date means, with regard to a particular Deliverable sublicensed by Customer to an Operating Company pursuant to

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

an Order Form, the date that the Operating Company first uses the Deliverable in a production environment.

(l)             Intellectual Property Rights or IP Rights means any and all known or hereafter existing worldwide copyrights, trademarks, service marks, trade secrets, patents, patent applications, database rights, confidential information, know-how, moral rights, contract rights, and other proprietary rights, and all registrations, applications, renewals, extension, and combinations of the foregoing.

(m)       License Fees means the license fees for the license of the Deliverables or related fees set forth in Pricing Schedule Form that will be included in Order Forms.

(n)         Local Matters IP means Intellectual Property Rights which are owned by or licensed to Local Matters in any of the Deliverables to be provided or otherwise provided by Local Matters to the Customer under this Agreement.

(o)         Maintenance Fees means the fees for the provision of the Maintenance Services for the Deliverables as set forth in the Pricing Schedule that will be included in Order Forms.

(p)         Maintenance Period means the period of time during which Local Matters will provide Maintenance Services as set out in the relevant Order Form;

(q)         Maintenance Services means the maintenance and support services to be provided by Local Matters to the Customer, or to an Operating Company on behalf of the Customer, with respect to a Deliverable, under this Agreement as described in Schedule 2.

(r)            Master Professional Services Agreement has the meaning set out in the Background section of this Agreement.

(s)          Operating Companies means each of the operating companies as listed in Schedule 3 and any other Affiliates of the Customer from time to time.

(t)            Order Form means an order form substantially in conformance with the form attached as Schedule 1 executed by Local Matters and the Customer under this Agreement.

(u)         Pricing Schedule means the pricing schedule attached as Schedule 6.

(v)         Services Order means an order for professional services executed by Local Matters and the Customer under the Master Professional Services Agreement.

(w)       Schedule means a schedule to this Agreement.

(x)           Software means Local Matters’ proprietary software programs or program modules listed in Schedule 4 that Customer may choose to license under this Agreement, and any modified, updated or enhanced versions of such programs or modules that Local Matters may provide to Customer pursuant to the Maintenance Services provided by Local Matters under this Agreement or pursuant to the services provided by Local Matters under the Master Professional Services Agreement.  Software includes “Enhancements” as that term is defined in Section 5.5 of the Escrow Agreement.

(y)         Source Code means the human-readable version of a software program that can be compiled into Executable Code.

(z)           Specifications means in the context of each Deliverable, the specifications for that Deliverable specified in each Order Form.

(aa)    Territory means the geographic territory described in an Order Form.

(bb)  Third-Party Software means a third-party software program described as such in an applicable Order Form.

(cc)    Third-Party Service Provider means any person (other than Local Matters) engaged by the Customer or any of the Operating Companies: (i) to provide co-location hosting services to the Customer or any of the Operating Companies, and (ii) that meets the requirements and obligations of Section 2(c). For the avoidance of doubt, Local Matters acknowledges and agrees that the Customer may, in accordance with the terms and conditions of this Agreement, appoint a person to host any of the Deliverables provided by Local Matters under this Agreement and such persons shall be deemed to be a Third-Party Service Provider for the purposes of this Agreement.

(dd)  Working Day means Monday to Friday, excluding any public holidays in the location where the Deliverables and services to be provided by Local Matters under this Agreement are received by the Customer or the Operating Company as relevant.

2.              ORDER FORMS, LICENSE GRANT; RESTRICTIONS

(a)          If at any time during the term of this Agreement, the Customer desires Local Matters to either provide any of the Software, Third-Party Software, the associated documentation as set out in Schedule 4 or the Maintenance Services, or allow Customer to sublicense or provide any of the above to an Operating Company, Customer may request Local Matters to provide that Software, Third-Party Software, documentation or Maintenance Services, or relevant sublicense right, by providing an Order Form to Local Matters.  If Customer submits to Local Matters an Order From that (i) names any of the Operating Companies listed in Schedule 3 (as Schedule 3 existed as of the Effective Date) as a sublicensee or recipient of Maintenance Services, (ii) names any of the Software listed in Schedule 4 (as Schedule 4 existed as of the Effective Date), (iii) references the prices set forth on the Pricing Schedule, and (iv) references Designated Equipment mutually agreed to by the parties, then Local Matters will accept such Order Form, subject to reasonable negotiation of the terms of the Order Form not expressly specified in this sentence (e.g., documentation, payment dates, or other dates or milestones).

(b)         Subject to the terms and conditions of this Agreement, Local Matters hereby grants to the Customer a perpetual (subject to termination under Section 12), non-exclusive, transferable (as allowed in Section 15), and sub-licenseable (subject to Sections

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

2(c) & (d)) license to reproduce each of the Deliverables described in an applicable Order Form, in Executable Code form only in the Territories, solely for Customer’s or its authorized sublicensees’ business purposes.

(c)          In addition to Subparagraph 2(b) and subject to the terms and conditions of this Agreement, the Customer and any Operating Company shall be entitled to sublicense any Third-Party Service Provider to use the Deliverables solely for the purpose of providing co-location services to the Customer or the Operating Companies.  The Customer shall ensure that each Third-Party Service Provider to which the Deliverables are sublicensed under this sub section 2(c) agrees to comply with the relevant terms of this Agreement. Customer must ensure that each Third-Party Service Provider is a recognized leader in co-location services in that Territory.  Prior to allowing any Third-Party Service Provider access to or use of any Deliverable, Customer will enter into a written, legally binding agreement with such Third-Party Service Provider with terms and conditions at least as protective of Local Matters and its rights and property as is this Agreement and which names Local Matters as an express third-party beneficiary with the right to enforce.

(d)         Subject to the terms and conditions of this Agreement, Customer may only sublicense rights to Deliverables to Operating Companies and Third-Party Service Providers.  For any authorized sublicense to be effective, the parties must execute a relevant Order Form. Customer must effectively notify each authorized sublicensee: (i) of the rights, restrictions, and obligations of Customer under this Agreement, and (ii) that such authorized sublicensee must comply with the terms and conditions of this Agreement with regard to the use and restrictions of use of the Deliverables that are contained in this Agreement.  Customer shall remain liable for all acts and omissions of its sublicensees, including each Operating Company and Third-Party Service Providers, with regard to this Agreement and the Deliverables as if Customer performed those acts or omissions itself.  Upon the termination of any sublicense to an Operating Company, Customer will use all reasonable efforts to obtain from the Operating Company all copies of the Deliverables in such Operating Company’s possession or control.  Customer will promptly notify Local Matters if Customer becomes aware that any authorized sublicensee has acted in a manner that would breach the terms and conditions of Sections 2, 3, or 11 of this Agreement had such authorized sublicensee been party to this Agreement.  Customer will cause each Operating Company to execute an industry standard non-disclosure agreement with terms and conditions at least as protective as Section 11 of this Agreement.

(e)          Save to the extent otherwise permitted by law, any additional rights in and to Local Matters’ IP Rights not specifically mentioned herein shall be pursuant to a separate written license agreement which may entered into by and between the parties hereto.

(f)            The Customer and each Operating Company may make a reasonable number of copies of the Deliverables for security back-up purposes.  All copies of the Deliverables are subject to the terms and conditions of this Agreement.

(g)         The Customer acknowledges that the Deliverables and their structure, organization, and the Source Code constitute valuable trade secrets of Local Matters and its suppliers.  Except as expressly permitted by this Agreement or the Escrow Agreement, the Customer shall not, and shall not permit any third party, to:  (i) modify, adapt, alter, translate, or create derivative works from the Deliverables; (ii) merge the Deliverables with other software; (iii) sublicense, distribute, sell, use for service bureau use, lease, rent, loan, or otherwise transfer the Deliverables to any third party; (iv) reverse engineer, decompile, disassemble, or otherwise attempt to derive the Source Code from the Deliverables, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation; (v) remove, alter, cover or obfuscate any copyright notices or other proprietary rights notices included in the Deliverables; or (vi) otherwise use or copy the Deliverables except as expressly permitted under Section 2.

(h)         The Deliverables are deemed accepted upon installation on Customer’s or the applicable Operating Company’s equipment.

(i)             If, after the Effective Date, a new Operating Company comes into existence that is not listed on Schedule 3, then the new Operating Company may be sublicensed Deliverables if the parties execute an Order Form containing prices on the Pricing Schedule and otherwise pursuant to Section 2(d) and subject to the terms and conditions of this Agreement.  Notwithstanding the previous sentence, Local Matters will not be obligated to execute any Order Form with regard to a new Operating Company if to do so would cause Local Matters to breach any pre-existing contract, obligation, or restriction.

3.              INSTALLATION; MAINTENANCE SERVICES; CUSTOMER COOPERATION

(a)          Unless set out to the contrary in an Order Form, the installation of each Deliverable shall be Customer’s or its Operating Company’s responsibility.  Local Matters will provide Customer its most current, standard, published release and installation notes to Customer.  For the first installation at each Operating Company, Local Matters will provide up to 8 hours of installation support at no additional charge; subsequent support will be charged at Local Matters’ then-current rate card rates.  Promptly after the occurrence of the Acceptance Date for each Deliverable, Customer will provide written notice to Local Matters of the occurrence of the Acceptance Date.

(b)         During the Maintenance Period, Local Matters shall provide the Maintenance Services as set out in as Schedule 2 in respect of those Deliverables as set out in the relevant Order Form.

(c)          The Maintenance Services shall be provided solely to the Maintenance site(s) identified in the applicable Order Form.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

(d)         Local Matters will provide Maintenance Services to Customer or the applicable Operating Company for each Deliverable ordered under an Order Form for 1 year from the applicable Acceptance Date at no cost to Customer.  Thereafter, the Customer will have the option to purchase on-going Maintenance Services for each Deliverable at the rates described in the Pricing Schedule through an Order Form.

(e)          Unless set out to the contrary in an Order Form, any Maintenance Services purchased by Customer will automatically renew for consecutive 12 month periods unless the Customer terminates Maintenance Services by providing written notice of at least 90 days before the expiration of the then current term for Maintenance Services.  Beginning on the 3rd anniversary of the Acceptance Date for a particular Deliverable sublicensed by an Operating Company, Local Matters may terminate Maintenance Services by providing at least 365 days prior written notice in the event Local Matters no longer will support a Deliverable.

(f)            In order to enable Local Matters to perform its obligations under this Agreement, the Customer will, and will cause any relevant Operating Company to, comply with the relevant terms and conditions under this Agreement and the applicable Order Forms and provide Local Matters personnel with such other cooperation and assistance as Local Matters reasonably requests.  Such reasonable cooperation and assistance may include providing to Local Matters in a timely manner, answers to questions, approvals and information which may be reasonably required by Local Matters to perform its obligations under this Agreement.  If Customer or any relevant Operating Company fails to perform its obligations under this Agreement or an applicable Order Form, Local Matters will not be in breach of this Agreement as a result of any failure to perform its obligations under this Agreement to the extent that failure or non-performance results or arises from the failure by the Customer or the relevant Operating Company to perform its obligations under this Agreement or the relevant Order Form.  Local Matters will notify the Customer in writing of the failures of the Customer or the relevant Operating Company as soon as reasonably practicable and Local Matters will use its reasonable efforts to perform its obligations under this Agreement notwithstanding the failure by the Customer to perform its obligations under this Agreement or any relevant Order Form.  Provided that Local Matters promptly notifies Customer of any delay caused by Customer or the relevant Operating Company, Customer will reimburse Local Matters for any documented and reasonable costs and expenses incurred by Local Matters as a result of the failure by the Customer or the relevant Operating Company to perform its obligations under this Agreement or the relevant Order Form.

4.              COMPENSATION; PAYMENT

(a)          In consideration of the performance of Local Matters’ obligations under this Agreement, the Customer shall pay Local Matters the License Fees specified in each Order Form in accordance with the payment terms described in each relevant Order Form.  Unless otherwise specified in an Order Form, all License Fees are due thirty (30) days following the receipt by the Customer of a Local Matters’ invoice for the License Fees issued in accordance with this Agreement.  Failure to pay undisputed fees within the 30-day period will result in interest being charged at the rate of 1.5% per month or at the maximum rate allowed by law, whichever is higher from the due date to the date of actual payment, on any undisputed amounts. The License Fees are non-refundable after the Deliverables have been accepted by Customer except as set forth in Section 6(d).

(b)         In consideration of the provision of the Maintenance Services, the Customer shall pay Local Matters the Maintenance Fees specified in each Order Form in accordance with the payment terms described in the Order Form.  Unless otherwise specified in an Order Form, payment shall be due within thirty (30) days following the receipt by the Customer of a Local Matters’ invoice for the Maintenance Fees issued in accordance with this Agreement.  The Maintenance Fees are non-refundable except in the event that the Agreement is terminated due to Local Matters’ uncured breach, in which case Customer is entitled to a refund as set forth in Section 12(e).

(c)          If Customer disputes a charge in good faith, it may withhold payment of that charge subject to the terms and conditions of this Section 4(c). The Customer will however make payment of all undisputed charges in accordance with this Agreement, and, within thirty (30) days of receipt of the invoice, shall provide Local Matters with a written explanation of the reasons for Customer’s dispute of the charge.  Both parties shall cooperate to resolve promptly any disputed charge.  If both parties agree that the disputed charge is not valid, Local Matters shall either (i) include a credit within the next invoicing cycle, to the extent Customer has previously paid the disputed amount, or (ii) shall issue an amended invoice.  If both parties agree that the disputed charge is valid, the Customer shall pay the charge within the later of thirty (30) days from the date of invoice or fifteen (15) days from the date of the resolution of the dispute.  If the parties are unable to resolve the billing dispute within thirty (30) days of Customer’s notice of the same, the issue shall be referred to the dispute resolution procedure set out in Section 18(b).

(d)         All fees due by Customer to Local Matters shall be paid in Euros by means of wire transfer into a bank account to be indicated by Local Matters.

5.              TAXES

(a)          Subject to section 5(b), the License Fees and Maintenance Fees exclude all applicable sales, use, value-added, and other taxes and all applicable export and import fees, customs duties and similar charges and the Customer will be responsible for payment of all such taxes (other than taxes based on Local Matters’ income), fees, duties and charges, and any related penalties and interest, arising from the payment of the fees or the delivery or license of the Deliverables to the Customer which are properly chargeable in respect of the delivery or licence or the Deliverables against the issue of a proper tax invoice by Local Matters.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

(b)         The Customer shall be entitled to deduct from any payments of the fees to Local Matters any withholding taxes and any such taxes imposed on payments of the fees to Local Matters will be Local Matter’s sole responsibility, and the Customer will provide Local Matters with any relevant official receipts issued by the appropriate taxing authority, or such other evidence as the Local Matters may reasonably request, to establish that such taxes have been paid.

6.              WARRANTY; LIMITATION OF LIABILITY; INSURANCE

(a)          Local Matters represents and warrants to the Customer that it is authorised to grant the licences on the terms and conditions contained in this Agreement.

(b)         In addition, Local Matters warrants to the Customer that for 90 days beginning on the Go-Live Date for an applicable Deliverable (“Warranty Period”):

(i)             the Deliverable, when used as permitted under this Agreement, shall conform in all material respects with the relevant Specifications for that Deliverable; and

(ii)          each Deliverable is and shall be compatible with the Designated Equipment;

(c)          Local Matters represents and warrants that the services provided by Local Matters under this Agreement shall be provided in a professional and workman-like manner.

(d)         Local Matters will, at its own expense and as its sole obligation and Customer’s exclusive remedy for any breach of the warranties in Section 6(b), use commercially reasonable efforts to correct any reproducible error in the Deliverable reported to Local Matters by Customer in writing during the Warranty Period or, if Local Matters determines that it is unable to correct the error, Local Matters will refund to Customer all License Fees actually paid for that Deliverable, in which case the relevant Order Form for that Deliverable and all rights to use the Deliverables will be terminated.  Any such error correction provided to Customer will not extend the original Warranty Period.

(e)          Local Matters will, at Customer’s request and at its own expense further to any material breach of the warranties in Section 6(c), promptly re-perform the defective services at no additional cost to Customer.

(f)            Without prejudice to the warranties set out in Section 6(b), Local Matters does not warrant that the Customer’s use of the Software comprised in any Deliverables will be error-free or uninterrupted.

(g)         THE CUSTOMER AGREES AND ACKNOWLEDGES THAT EXCEPT FOR THE EXPRESS WARRANTIES IN SECTIONS 6(A), 6(B), AND 6(C), LOCAL MATTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT REGARDING THE DELIVERABLES.

(h)         SUBJECT TO SUBPARAGRAPH 6(J), NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES (INCLUDING ANY LOSS OF BUSINESS OR PROFITS WHERE SUCH LOSS OF PROFITS IS DETERMINED TO BE INDIRECT LOSS) SUFFERED WITH RESPECT TO OR RESULTING FROM THE USE OF THE DELIVERABLES OR ANY SERVICES OR EQUIPMENT SUPPLIED HEREUNDER, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  THE LIMITATIONS IN THIS SECTION 6(H) SHALL NOT APPLY TO PERSONAL INJURY OR DEATH OF ANY INDIVIDUAL, OR FOR FRAUD.

(i)             EXCEPT FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS OR INDEMNIFICATION OBLIGATIONS UNDER SECTION 8, EACH PARTY’S’ TOTAL CUMULATIVE LIABILITY ARISING OUT OF (a) ANY ORDER FORM, WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE, WILL NOT EXCEED THE AMOUNT OF FEES PAID TO LOCAL MATTERS UNDER THAT ORDER FORM DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE EVENTS GIVING RISE TO SUCH LIABILITY, AND (b) THIS AGREEMENT, WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE, WILL NOT EXCEED THE AMOUNT OF FEES PAID TO LOCAL MATTERS UNDER AGREEMENT DURING THE TWELVE (12) MONTH PERIOD PRECEDING THE EVENTS GIVING RISE TO SUCH LIABILITY.

(j)             Notwithstanding any other provision of this Agreement or any Order Form, no party limits or excludes its liability: (i) for fraud; or (ii) for death or personal injury arising from its negligence or that of its employees, agents or subcontractors.

(k)          Each party shall maintain, at its own expense, commercial general liability insurance in such amounts as is customary and reasonable for a company of its size and business activities.

(l)             Each party shall comply with all laws and regulations applicable to the performance of its obligations under this Agreement.

7.              OWNERSHIP AND USE OF INTELLECTUAL PROPERTY

(a)          As between the parties, all Local Matters IP, the Deliverables and all technical documentation provided by Local Matters or developed by it during the term of this Agreement, or other promotional or demonstration materials relating to the same, and all Intellectual Property Rights in and to any of the foregoing, are the exclusive property of Local Matters, its licensors and suppliers.  Save to the extent of any rights granted under law, any rights not expressly granted to Customer hereunder are reserved by Local Matters, its licensors and suppliers.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

(b)         The Customer acknowledges that: (i) all ownership, right, title or interest in or to any trademarks, tradenames, insignias, logos, proprietary marks and the like related to Local Matters or Local Matters’ IP (together, “Proprietary Marks”) will remain at all times with Local Matters; (ii) none of such rights are transferred from Local Matters to the Customer hereunder; (iii) the Customer will not remove, alter, or obscure the Proprietary Marks or any other proprietary notices (including copyright notices) of Local Matters or its suppliers on the Deliverables; and (iv) all permitted uses of such Proprietary Marks hereunder will inure to the benefit of Local Matters, and that the Customer will not itself claim any exclusive rights in such Proprietary Marks or the goodwill related thereto.

(c)          As between Local Matters and the Customer, Local Matters acknowledges that: (i) all ownership, right, title or interest in or to any trademarks, tradenames, insignias, logos, proprietary marks and the like related to the Customer, any Operating Company or the Customer Content will remain at all times with the Customer or the relevant Operating Company as the case may be; (ii) none of such rights are transferred from the Customer (or any Operating Company) to Local Matters hereunder; and (iii) all permitted uses of such rights hereunder will inure to the benefit of the Customer or the Operating Company as the case may be, and that Local Matters will not itself claim any exclusive rights in such rights or the goodwill related thereto.

8.              INFRINGEMENT INDEMNITY

(a)          Local Matters will indemnify the Customer and the Operating Companies (“Indemnified Entities”) on written demand in respect of all losses, damages, costs, expenses and other liabilities (including with out limitation, reasonable legal and other professional fees) incurred by or awarded against the Indemnified Entities in connection with any claim or action against an Indemnified Entity by any third party that the possession of the Software, as furnished under this Agreement, whether in Executable Code or Source Code, by that Indemnified Entity or on its behalf by a Third-Party Service Provider infringes any Intellectual Property Rights of that third party (“IPR Claim”).

(b)         The Customer agrees: (i) to notify Local Matters in writing on its own behalf or on behalf of any relevant Indemnified Entity as soon as reasonably practicable of any IPR Claim of which the Customer has notice, but in any event within 30 days of Customer receiving notice of such IPR Claim; and (ii) Local Matters shall be entitled at any time from notification to the Customer to assume the exclusive conduct of the IPR Claim and all related settlement negotiations, and (iii) to provide Local Matters with reasonable assistance, information and authority necessary to perform the above at Local Matter’s cost and expense.  Local Matters will keep the Customer (and any other relevant Indemnified Entity) reasonably informed of the progress of the negotiations

(c)          The indemnity set out in subparagraph (a) of this Section 8 does not apply to, and Local Matters shall have no liability for, any IPR Claim to the extent that the IPR Claim arises:  (i) from the use of any alteration of the Software made by any party other than Local Matters or a party expressly authorized by Local Matters if such infringement would have been avoided by the use of unaltered Software; or (ii) the combination, operation or use of any of any Software furnished under this Agreement with products or data not furnished by Local Matters or products or data not approved by Local Matters in writing (such approval not to be unreasonably withheld or delayed) for use with the Software if such infringement would have been avoided by the use of the Software without such products or data.  For avoidance of doubt, Software altered or modified by Local Matters or a party expressly authorized by Local Matters, will not fall into the exception under 8(c)(i).

(d)         If a Deliverable is held or is reasonably believed by Local Matters to infringe any third-party Intellectual Property Rights, Local Matters shall use commercially reasonable endeavors, at its cost and expense to: (i) obtain the rights for the Customer, each Operating Company and relevant Third-Party Service Provider to continue to possess and use that Deliverable in the manner permitted by this Agreement; or (ii) modify the infringing part of the Deliverable so as to avoid infringement but in such a way that it materially complies with the applicable Specifications.  If Local Matters is unable to obtain such rights or modify the infringing part of the Deliverable in accordance with this subsection within a reasonable period (not exceeding 10 days), then either party shall be entitled, without prejudice to its other rights and remedies, to terminate the affected Order Form and all licenses contained herein and Local Matters shall refund the License Fees already paid to Local Matters, depreciated on a four-year straight-line basis.

(e)          This Section 8 states the Customer’s and each Operating Company’s exclusive and entire remedy and Local Matters’ entire liability in connection with an IPR Claim.

9.              GENERAL INDEMNITY

Customer will defend and indemnify Local Matters against any and all losses, costs, liabilities or expenses (including attorneys’ fees) incurred by Local Matters in connection with any third-party claims, actions or suits arising out of or related to: (i) any acts or omissions of Customer in connection with its business or acts or omissions of its sublicensees in connection with their use of the Deliverables, other than arising out of any infringement covered by Local Matters’ indemnity obligations in Section 8 above; or (ii) third-party infringement claims based on:  (A) the Customer Content; (B) use of altered Deliverables if such infringement would have been avoided by the use of the unaltered Deliverables; or (C) the combination, operation or use of the Deliverables furnished under this Agreement with products or data not furnished by Local Matters or products or data not approved by Local Matters in writing for use with the Deliverables if such infringement would have been avoided by the use of the Deliverables without such products or data.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

10.       RESTRICTIONS

[***]

11.       CONFIDENTIALITY

(a)          Each party acknowledges that it may be furnished or may otherwise receive or have access to information relating to the other party’s past, present or future products (including Local Matters IP), software, research, development, inventions, processes, techniques, designs, price-data, price-list, customer-lists, services, service materials or other technical data and information (all of such information, and the existence and terms of this Agreement and any related agreements is referred to as the “Confidential Information”).  Each party shall hold the Confidential Information (and all physical or other forms thereof) in strict confidence and shall not publish or disclose it to third parties, or use it or permit others to use it in any way, commercially or otherwise, without the prior written consent of the other party, as applicable, except as expressly permitted by this Agreement, or as is necessary to perform its obligations under this Agreement or to comply with regulatory or statutorily imposed obligations.  Each party agrees that it will cause all of its employees, subcontractors (including employees of subcontractors) and any other persons that obtain, receive or have access to any Confidential Information to be bound to hold all Confidential Information of the other party in confidence to the standard required by this Agreement.  In addition, where the Confidential Information is required to be disclosed to a person who is not an employee or under a professional duty to protect the confidentiality of the Confidential Information, the party shall cause that person to enter into a confidentiality agreement on terms at least as protective of the other party’s Confidential Information as this Agreement, a copy of which shall be provided to the other party upon request.

(b)         Except for the Deliverables detailed in an Order Form, the restrictions of subsection (a) above shall not apply to specific Confidential Information that is:  (i) publicly known when first disclosed to the receiving party or that thereafter becomes publicly known through no act or omission of the receiving party; (ii) already known to the receiving party at the time it is first disclosed by the disclosing party or its representatives as evidenced by the receiving party’s written records; (iii)  rightfully received by the receiving party, without restriction on disclosure, from a third party which is not under an obligation of nondisclosure to the disclosing party; or (iv) independently developed by or for the receiving party by persons not having access to such Confidential Information, as evidenced by the receiving party’s written records.

(c)          In addition, each party shall be entitled to disclose the other party’s Confidential Information only to the extent such disclosure is requested by the order or requirement of a court, administrative agency, or other governmental body. In these circumstances the party required to make the disclosure shall provide prompt and advance notice (where it is lawful and reasonably practical to do so) so that the other party has sufficient opportunity to seek a protective order or otherwise prevent such disclosure.

(d)         Neither party shall, without the other party’s prior written consent (which consent shall not be unreasonably withheld), advertise or publicly announce that it has entered into this Agreement with the Customer.  The parties may mutually agree to draft a mutual press release acknowledging the existence of this Agreement and the relationship contemplated herein.  Notwithstanding the foregoing, the parties agree that any advertisement or public announcement necessary to comply with regulatory or statutorily imposed obligations shall not require the prior written consent of either party.

(e)          This Section 11 will survive any termination of the Agreement until Confidential Information enters a category in Section 11(b).  Upon termination of this Agreement each party will promptly return any Confidential Information of the other party in its possession or control except where it is authorized to continue to use that Confidential Information under this Agreement.

12.       TERM AND TERMINATION

(a)          The term of this Agreement will begin on the Effective Date and will continue indefinitely unless terminated pursuant to this Section 12.

(b)         If either party materially breaches any provision of this Agreement or an Order Form, the non-defaulting party may, without prejudice to its other rights or remedies, give written notice to the defaulting party specifying the breach.  If the defaulting party does not cure the breach within 30 days of the receipt of such notice, then the other party to this Agreement may (to the extent the breach is a material breach of the Agreement) terminate this Agreement or (to the extent the breach is a material breach of an Order Form) that Order Form, on written notice to the defaulting party provided that neither party shall be entitled to terminate the Agreement under this Section 12(b) if the Customer has issued notice of termination under Section 12(d) within such 30 day period.

(c)          Without prejudice to its other rights or remedies, each party may terminate this Agreement upon written notice to the other party: (i)  if the other party makes a general assignment for the benefit of creditors, suffers a receiver to be appointed for it, or becomes unable to pay its debts in the ordinary course as they become due, or (ii)  if the other party files a voluntary petition in bankruptcy, or has an involuntary petition in bankruptcy filed against it, which petition is not dismissed within sixty (60) days; (iii) in accordance with Section 16.

(d)         The Customer may at any time terminate this Agreement for convenience by  (i) providing Local Matters at least 90 days prior written notice, and (ii) paying Local Matters the applicable transition services fee as set forth in Schedule 7 to provide for the orderly business transition of Deliverables.  [***]

(e)          Upon termination of this Agreement or an Order Form for any reason any amounts due and payable to Local Matters under

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

this Agreement before such termination will be immediately due and payable and the Customer will pay such amounts within thirty (30) days of the effective date of termination. Subject to the Customer’s right to receive Source Code under Section 12(d), if this Agreement or an Order Form is terminated by Local Matters, all licensed rights granted in this Agreement or under that Order Form (including, without limitation, all rights sublicensed by Customer) will immediately terminate, and the Customer and each Operating Company and Third-Party Service Provider must promptly discontinue all use of the Deliverables, erase all copies of the Deliverables from Customer’s computers, and return to Local Matters, or at Local Matters’ option destroy, all copies of the Deliverables on tangible media in Customer’s possession or control and certify in writing to Local Matters that Customer has fully complied with these requirements.   For the avoidance of doubt, if this Agreement or an Order Form is terminated by the Customer, all licensed and sublicensed rights granted pursuant to Section 2 shall be unaffected and the Company and each relevant Operating Company and Third-Party Service Provider shall continue to be permitted to use the Deliverables on the terms set out in such Section 2, subject to the terms and conditions of the Agreement.  On any termination of this Agreement or of any Order Form Local Matters shall promptly refund to the Customer any Maintenance Fees paid for the then-current Maintenance term for which Maintenance Services were not received prior to the date of termination on a pro rata basis.

(f)            A party terminating this Agreement pursuant to the terms hereof shall not be liable to the other party for any claims, damages or liabilities to the other party arising by reason of the exercise of such right to terminate.

(g)         The provisions of the following Sections will survive the termination of this Agreement: 1, 2 (b)-(g) (but only if the Agreement is terminated by Customer pursuant to 12(b) or 12(d)), 4, 5, 6, 7, 8, 9, 11, 12, 13, 14, 15, 16, and 18.  Termination of this Agreement will not affect any rights that accrued prior to the effective date of termination including in the case of the Customer, any accrued rights of any of the Operating Companies.

13.       LEGAL COMPLIANCE

Each party hereby represents and warrants to the other party that:  (i) it is duly organized, validly existing and in good standing under applicable laws; (ii) it has full power and authority to conduct its business as and to the extent now conducted; and (iii) it has full power and authority to execute and deliver this Agreement.

14.       NOTICES

Any notice required or permitted to be given under this Agreement shall be in writing and shall be duly given if delivered personally or sent by fax, email or posted in the mail, postage prepaid, registered or certified, return receipt requested, addressed to the parties at their addresses hereinabove set forth or at such other address as such party may designate in writing with respect to itself from time to time.  Notice shall be deemed to be effective on the fifth working day after such notice is mailed or if sent by fax or email, notice shall be deemed to be effective on the date such notice is sent (but only if a confirming copy is delivered by any of the other means of dispatch for notices permitted hereunder).

15.       ASSIGNMENT

(a)          Subject to subparagraphs 15(b) or (c), neither party may assign, transfer or novate, by operation of law or otherwise, any of its rights or obligations under this Agreement to any third party without the other party’s prior written consent.

(b)         Nothing in this Agreement shall restrict either party from assigning, transferring or otherwise disposing of any of its rights or obligations under this Agreement to any person acquiring all or substantially all of such party’s business and assets, whether by merger, sale of assets, sale of stock or otherwise.

(c)          Nothing in this Agreement shall prevent or restrict the Customer from assigning, transferring or otherwise disposing of any of its rights or obligations under this Agreement to any Affiliate of the Customer, provided that such Affiliate first agrees in writing to be bound to the terms and conditions of this Agreement.

(d)         Any attempted assignment or transfer in violation of the foregoing will be void.  This Agreement shall be binding upon and shall inure to the benefit of each party’s permitted successors and assigns.

(e)          Local Matters acknowledges that the Customer and its Operating Companies may, from time to time, be restructured such that, for example, divisions of the Customer may be disposed of or become separate legal entities, and subsidiaries of the Customer may be disposed of. Local Matters will, if so requested by the Customer, negotiate in good faith with any new legal entity which results from that restructuring, any entity which is disposed of by the Customer, or any entity to which part of the Customer has been transferred (“New Entity”) and execute a new agreement on terms substantially the same as this Agreement and providing for the grant of a licence to the New Entity to for the Deliverables of the same scope and duration as this Agreement (“New Agreement”). The license fees to be paid by the New Entity to Local Matters will be charged for at Local Matter’s standard rates of charge for the time being in force.  Upon execution of a New Agreement, all licensed and sublicensed rights granted to the New Entity, if any, will terminate.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

16.       FORCE MAJEURE

Any failure or delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such failure or delay arises out of or occurs directly because of any of the following cause or causes to the extent that they were beyond its reasonable control without its fault or negligence: governmental acts or directives, strikes, acts of God, war, insurrection, riot or civil commotion, fires, earthquakes, flooding or water damage, explosions, embargoes, except with respect to payments to be made to the other party, provided, however, that a party unable to perform because of such events gives prompt notice to the other party and uses its reasonable efforts to mitigate the effects of such causes.  If the delay continues for more than 20 cumulative days, the unaffected party may terminate this Agreement without liability by providing written notice to the affected party.

17.       SOFTWARE ESCROW

Contemporaneously with the signing of this Agreement, the parties shall enter into the Escrow Agreement.

18.       GENERAL PROVISIONS

(a)          This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to any conflicts of laws principles that require the application of the law of a different jurisdiction.  The United Nations Convention on Contracts for the International Sale of Goods is specifically disclaimed and shall not apply to this Agreement.

(b)         If there is any dispute between the parties arising out of or relating to this Agreement (other than a dispute arising out of or relating to any IP Rights of either party), such dispute shall be resolved in accordance with the following process:

(i)             Any party claiming that a dispute has arisen must give written notice to the other party setting out the nature of the dispute and all other information relevant to the dispute.  If a party gives or receives a notice in accordance with this Section, each party will promptly:

(A)      refer the dispute to an appropriate representative of the party who has authority to settle the dispute on behalf of that party;

(B)        give written notice to the other party of the name, position and contact details of the party’s representative to whom the dispute has been referred; and

(C)        Within 10 Working Days’ of receipt of the written notice, the parties’ representatives must meet or communicate (whether electronically, by video-conference or otherwise) and undertake bona fide negotiations to resolve the dispute.

(ii)          In the event the dispute is not satisfactorily resolved pursuant to subsection (b)(i) above, the parties will refer the matter to their respective Chief Executive Officers who shall within 10 Working Days meet or communicate (whether electronically, by video-conference or otherwise) and undertake bona fide negotiations to resolve the dispute.

(iii)       If the parties are not able to resolve the dispute under subsection (b)(ii) within 20 Working Days, the Chief Executive Officers will meet with an agreed neutral party to assist them in reaching a satisfactory resolution to the dispute through bona-fide negotiations.

(iv)      If the parties are not able to resolve the dispute under Subsection (b)(iii) the dispute shall be finally resolved through binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules on a confidential basis in the City of New York, in the State of New York, in the United States of America.  Each party shall propose an arbitrator and the arbitrators proposed by the parties shall select the third arbitrator who will serve as chair of the arbitral tribunal.  The parties reserve the right to object to any proposed arbitrator who is employed by or affiliated with a competing entity.  An arbitration award will be final and binding on the parties hereto, and judgment on the award rendered by the arbitrators may be entered in any court of competent jurisdiction.

(v)         Despite the existence of a dispute, each party must continue to perform its obligations under this Agreement.

(c)          The parties agree that this Agreement does not constitute Local Matters and Customer as a partnership or joint venture, or Customer or any employee of Customer as an employee or franchisee of Local Matters for any purpose whatsoever.  Neither party shall have any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of or in the name of the other party or to bind the other party in any manner whatsoever except as specifically and expressly authorized hereunder.

(d)         In the event that any of the provisions of this Agreement are determined to be invalid under applicable rules, statutes and laws, they are deemed to that extent to be omitted and shall not affect the validity of the remainder of the Agreement which will continue without the said provisions.

(e)          This Agreement, including all schedules and exhibits hereto, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties relating thereto (including without limitation the Letter of Intent dated ).  The terms of this Agreement shall only be modified upon a written agreement signed by both parties.

(f)            The Customer will comply fully with all relevant export laws and regulations.  Customer will not export or re-export (as defined in the United States Export Administration Regulations) any Deliverables or related technology or know-how, including without limitation any components thereof and related information, unless Customer has first obtained all required export licenses and other government approvals.

(g)         The failure of a party to require performance by the other party of any provision hereof shall in no way affect the right of

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

the party thereafter to enforce same against the other party, nor shall waiver by either party of a breach of any provision hereof by the other party be taken or be held to be a waiver of any succeeding breach of such provision or as a waiver of the provision itself.

(h)         The relationship of Customer and Local Matters is that of independent contractor, and nothing in this Agreement (a) gives either party the power to direct or control the day-to-day activities of the other, (b) makes the parties partners, joint venturers, co-owners, or participants in any joint undertaking, or (c) allows either party to create or assume any obligation on behalf of the other.

(i)             The section headings herein are for convenience of reference only and shall not effect the construction of this Agreement. In this Agreement unless the contrary intention appears, a reference to: (i) words such as “including” and “for example” does not, and is not intended to, result in those words being taken to be words of limitation; and (ii) time is a reference to the time in Denver, Colorado, US.

(j)             Notwithstanding any other provisions herein, no party will be deemed as a third-party beneficiary to this Agreement.

(k)          Local Matters acknowledges that the Customer has entered into this Agreement for its own benefit and for the benefit of the Operating Companies. The parties agree that the Customer’s losses under this Agreement will be deemed to include any losses suffered by any Operating Company rightfully receiving a right to use the Deliverables or any of the services or other documentation provided by Local Matters under this Agreement, whether arising in contract, in tort (including negligence) under any statute or otherwise, provided that the losses, liabilities, damages, costs, charges and expenses suffered by the Operating Company (“Losses”) would have been recoverable by the Operating Company if it had been a party to this Agreement in the place of Customer, and Local Matters will not under any circumstances be liable twice for the same Losses.

(l)             Each party hereby acknowledges that unauthorized disclosure or use of: (i) in the case of the Customer, Local Matters’ IP or any Confidential Information; (ii) in the case of Local Matters, Customer’s Content and any Confidential Information, could cause irreparable harm and significant injury to the other relevant party that may be difficult to ascertain.  Accordingly, the parties agree that each party has the right to obtain immediate injunctive relief to enforce obligations of the other party in relation to Local Matters’ IP, the Customer’s Content and any Confidential Information under this Agreement in addition to any other equitable remedies that it may have.

(m)       This Agreement may be executed in counterparts, each will be deemed an original, but all of such counterparts together will constitute one and the same agreement.

(n)         Each party undertakes, at the request, cost and expense of the other party, to sign all documents and to do all other acts, which may be necessary to give full effect to this Agreement.

(o)         Local Matters will grant Customer participation (including without limitation influence and voting rights as applicable in the Local Matters process) in product roadmap development for Internet Yellow Pages and Internet White Pages (IYP/IWP Market) product development in proportion to the number of licenses granted by Local Matters to Customer in the IYP/IWP Market.    Local Matters and Customer acknowledge and agree that their collective goal is to collaboratively ensure that the product roadmap maintains the Software as Best in Class.  To that end, and without limiting the foregoing obligation, following acceptance of the Software, Local Matters will provide the appropriate level of ongoing investment as determined by Local Matters in its discretion applied to planning, research, development, operation and management of licensable software related to local search and media so that the Software maintains its Best-in-Class status in a mutually acceptable timeframe.

(p)         Each party shall pay the costs and expenses incurred by it in connection with the entering into of this Agreement.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

IN WITNESS HEREOF, the parties have executed this Agreement effective as of the day and year first above written.

LOCAL MATTERS, INC.		EUROPEAN DIRECTORIES HOLDING BV

By:	/s/ Susan Dalton	By:	/s/ S. Ross

Name:	Susan Dalton	Name:	S. Ross

Title:	EVP – Internet Technologies and Operations	Title:	Finance Director

Date:	May 9, 2008	Date:	May 9, 2008

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 1

FORM OF ORDER FORM

THIS ORDER FORM (this “Order Form”) is an Order Form under the License Agreement dated as of [DATE] between LOCAL MATTERS, INC. (“Local Matters”) and EUROPEAN DIRECTORIES HOLDING BV (“Customer”) (the “Agreement”), and is effective as of                                 , 2008 (the “Order Effective Date”). Unless specified to the contrary, capitalized terms used in this Service Order but not defined herein shall have the meanings given in the Agreement.

[for use for no-cost license to EDSA:] [The parties intend for the Software and Third-Party Software described in this Order Form to be licensed by Local Matters to Customer under the terms and conditions of the Agreement as of the Order Effective Date.  This Order Form may describe Deliverables to be delivered by Local Matters to Customer under the Agreement.  This Order Form contains prices, compensation, and payment terms for the foregoing.]

[for use for sublicense rights from EDSA to Operating Companies:] [The parties intend for EDSA to grant sublicenses to the Software and Third-Party Software described in this Order Form to the Operating Company named in this Order Form under the terms and conditions of the Agreement as of the Order Effective Date.  This Order Form may describe Deliverables to be delivered by Local Matters to Customer or Operating Company under the Agreement.  This Order Form contains prices, compensation, and payment terms for the foregoing.]

[for use for sublicense rights from EDSA to Operating Companies:]

[Sublicenses:

Local Matters consents to EDSA granting the Operating Company named herein a sublicense to EDSA’s rights licensed under the Agreement, subject to the terms of the Agreement and this Order Form.  The sublicense will conform to the licenses granted in the Agreement.  The sublicense will terminate when the entity named as Operating Company herein is no longer an “Operating Company” as defined in Section 2(s).]

Deliverables:

Local Matters will provide the following Deliverables to the Customer:

Software:

[Insert details of the relevant Software including a full description, version number and correct title]

Third-Party Software:

[Insert details of the relevant Third-Party Software including a full description, version number and correct title]

Designated Equipment:

[Insert details of any equipment that the Software or Third-Party Software must work with including a full description and correct title]

Software Documentation:

[Insert details of relevant Software Documentation to be provided by Local Matters]

Territory:

[Insert details of Territory.]

Specifications:

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

[Insert reference or attach copy of relevant Specification for the Software. Third-Party Software or other deliverable]

Delivery Date:

Local Matters will use commercially reasonable efforts to deliver the Deliverables as follows:

Maintenance Services:

Local Matters will provide the Maintenance Services to the following Maintenance Sites:                                        in addition to providing the Maintenance Services to the Customer.

Fees:

License Fees

The Customer shall pay to Local Matters a one off single License Fee for the following Deliverables, Local Matters being entitled to submit an invoice to the Customer for the Deliverable

Mapping Fees:

Local Matters provides maps and routes on a per transaction basis of $                    per map and $                 per route.

There is also an annual charge of $             for mapping data updates.

Maintenance Fees:

The Customer shall pay to Local Matters an annual maintenance fee for the provision of the Maintenance Services as follows:

The Maintenance Fee for the first contract year (the 12 months beginning on Go-Live Date or each anniversary thereof being a “Contract Year”) is included in the License Fees set out above.

After the first Contract Year, the Customer shall pay to Local Matters in consideration of the Maintenance Services an annual maintenance fee of  €[Insert Maintenance Fees], Local Matters being entitled to submit an invoice to the Customer for the provision of the next Contract Year’s Maintenance Services up to 30 days prior to the expiration of the current Contract Year.

Project Managers	[***]
Requirements Analysts	[***]
Designers	[***]
Information Architects	[***]
Software Engineers	[***]
Senior Software Engineers	[***]
Quality Assurance Engineers	[***]
Ontologists	[***]

Additional features, functionality, or Local Matters’ modules are available pursuant to additional addenda executed by Local Matters and Customer.

Payment Schedule

[insert on case by case basis]

Mapping Fees

•	Monthly based on transactions

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

Maintenance Fees

Per payment terms under the Agreement

EUROPEAN DIRECTORIES HOLDING BV	LOCAL MATTERS, INC.

By:	By:
Authorized Signature	Authorized Signature

Printed Name	Printed Name

Title	Title

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 2

MAINTENANCE SERVICES

During the term of the Agreement, and provided that Customer has paid the applicable Maintenance Fees then owing to Local Matters, Customer, and if agreed to in an Order Form, the Customer and each of the Operating Companies , shall receive the maintenance services as are more particularly described in this Schedule 2.  The Customer, at its sole expense, agrees to establish and maintain a single point of contact to assist Local Matters in coordinating and providing the maintenance services as set forth herein.

Definitions.

Capitalized terms not defined in this Schedule 2 have the meanings given them in the main body of the Agreement.

“Documentation” means the written technical documents, including artifacts, installation instructions, and release notes provided to Customer, and if agreed to in an Order Form, the Customer and each of the Operating Companies ,with the Software by Local Matters pursuant to an Order.

“Enhancement” means a material new function or feature for any portion of the Software that was not contained in previous releases or versions of the Software and that may be incorporated into the Software by modification of the then-existing Software or by development of new programs.

“Error” means a reproducible failure or condition of the Software to conform to the Specifications for the Software..

“Update” means any minor revision to the Software licensed hereunder consisting of Error fixes and/or minor functional enhancements issued by Local Matters from time-to-time, generally made available to Local Matters’ customers who license the Software.  The term “Updates” does not include new versions or Enhancements.

1. Scope of Services.

During the term of the Agreement, Local Matters will provide to the Customer, and if agreed to in an Order Form, the Customer and the applicable Operating Company, the following maintenance services for the Deliverables provided by Local Matters pursuant to this Agreement:

•                  the corrections of any Errors in the Software so that the Software will operate in material compliance with the Specifications  (Corrective Maintenance); and

•                  the provision of Periodic Updates of the Software that incorporate (A) corrections of any Errors, or (B) at the sole discretion of Local Matters, Enhancements to the Software; and

•                  a help desk service as set out below.

2. Corrective Maintenance

•                  Problem Reporting and Support –The Customer, and if agreed to in an Order Form, the Customer and an applicable Operating Company, may report Software defects as an incident via Local Matters’ support website to Local Matters’ support system directly. The Customer and if agreed to in an Order Form, the Customer and an applicable Operating Company, can report any incident via Local Matter’s website on any day and at any time. For reported severity 1 incidents (as described below), Local Matters shall provide to the Customer, and if agreed to in an Order Form, the Customer and an applicable Operating Company, corrective maintenance support 24x7. For other severity incidents, Local Matters shall provide the Customer, and if agreed to in an Order Form, the Customer and an applicable Operating Company with corrective maintenance support from Monday through Friday (08:00 - 17:00, GMT+1), excluding Local Matters’ public holidays.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  When reporting an incident, Customer or the Operating Company personnel should provide the following information as a minimum:

•                  Customer or the Operating Companies ID;

•                  Customer or Operating Companies Password;

•                  Customer or Operating Companies contact name;

•                  Local Matters product name and version;

•                  Severity of the incident; and

•                  Description of the problem.

•                  Local Matters shall ensure that an incident will be generated by Local Matters’ support system as a result of this initial Local Matters’ support website entry made by the Customer (or the Operating Company as the case may be) and that an incident number will be assigned and communicated to the Customer or any the Operating Company as the case may be as the control number by Local Matters’ support system. The incident number should be used in all future communication concerning the problem.

•                  Local Matters will assign a severity level to the incident in its reasonable but sole discretion in accordance with the definitions set forth in this Agreement taking into account the severity of the incident as reported by the Customer or the Operating Company as logged above and the agreed definitions of severity as set out below.  The Customer has the right to object and refer to the dispute resolution clause if it disagrees with the severity level assigned by Local Matters.

•                  Local Matters shall ensure that each incident will be recorded in the Local Matters’ support database. Local Matters’ support system contains records about each problem and the solution (or fix) for it. It also contains records about Local Matters’ customers, products and service organizations.

•                  Local Matters shall ensure that its support system sends an email acknowledgement as soon as possible to the Customer’s or if applicable, the Operating Companies contact on the incident indicating that the incident has been received. Local Matters’ customer support personnel will then contact the Customer or the Operating Company as the case may be within the defined time periods (as set out below for the relevant severity level) to begin problem investigation.

•                  Local Matters’ customer support personnel will then provide problem resolution and maintain the incident to closure in accordance with the response times set out below. The Customer, and if agreed to in an Order Form, the Customer and an applicable Operating Company, may obtain incident status at any time via Local Matters’ support website. Also, the Customer and if agreed to in an Order Form, the Customer and an applicable Operating Company, may update an existing incident with new information via the website.

•                  If a problem requires on-site assistance, the then Local Matter’s then standard current hourly rates shall apply.  Local Matters will not travel on-site until Customer agrees that Local Matters can attend the relevant site and the parties execute a separate Statement of Work for the provision of those services.

The following is a definition of problem severities:

SEVERITY 1 (CRITICAL) DESCRIPTION

The Customer or an Operating Company, as the case may be, cannot use the Software, which has a critical impact on the business operation, including the Customer’s or an Operating Company’s ability to deliver services to its customers in accordance with its contractual obligations. An immediate circumvention or solution is required.

Local Matters will attempt to determine an immediate solution to a severity 1 incident and will use commercially reasonable efforts to work around the clock to provide a fix or a temporary circumvention (In case of a temporary circumvention, the severity level will be

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

renegotiated with the Customer or the Operating Company on site and available to Local Matters’ support personnel until the problem is resolved.)

Local Matters’ assigned problem manager will provide the status of the problem resolution to Customer or the Operating Company (as the case may be) contact periodically.

Examples of Sev 1:

•                  Production Software, or systems are affected such that critical business processes are completely unavailable or inoperable

•                  End users cannot successfully complete a search in the production environment.

•                  Within the last three (3) business days, the Software functions, but business processes and multiple users are impacted by a persistent negative user experience.

•                  Security breach (e.g. computer virus).

•                  Misleading or offensive hyperlinks (porn sites)

SEVERITY 2 (MAJOR) DESCRIPTION

The Customer or an Operating Company can use the Software, but the business operation and/or the Customer’s or the Operating Company’s ability to deliver services to its customers in accordance with its contractual obligations is severely restricted.

Examples of Sev 2:

•                  The website functions, but most users are experiencing a reduction in performance

•                  Business is impacted, but workarounds exist that are sufficient for end-users to perform all functions of the site.  Impact is restricted to Customer or an Operating Company, if applicable and Local Matters user access only (does not impact outside Internet users), such as mining of data from log files, or access to reporting systems that are not critical to end-user access.

SEVERITY 3 (MINOR) DESCRIPTION

The Customer or an Operating Company can use the Software with some restrictions on the functions, but all material functionality is generally available. These restrictions do not have a critical impact on the business’s operations and/or the Customer’s or an Operating Company’s ability to deliver services to its customers in accordance with its contractual obligations is impacted.

Examples of Sev 3:

•                  The site functions, but non-essential features are not working properly

•                  Business detail page is not available

•                  Mapping draws are unavailable

•                  Incremental search index updates are unavailable

•                  Misc errors such as typographical errors, incorrect UI or Text etc.).

RESPONSE TIMES

Local Matters shall respond to the Customer or Operating Company, provide progress reports and resolve the error in accordance with the times frames set out below:

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

Sev	Impact	Time to Respond	Progress Report	Time to Restore

1	Critical Impact	15 minutes	1 hour	4 hours

2	High Impact	1 hour	2 hours	8 hours

3	Low Impact	Receipt acknowledged through automated system.	Available to Customer via the defect tracking system	10 days to notify Customer of a Defect Resolution schedule and planned release date or to develop a mutually agreed upon resolution.

3. Help Desk Service

Local Matters will make available to Customer and the Operating Companies a reasonable amount of remote assistance is available during Local Matters’ normal business hours (excluding local Local Matters holidays) via telephone, fax, or e-mail to provide the Customer with code-related technical assistance and trouble shooting. For example, questions regarding availability of code corrections, Error fixes, Updates, use, operation, or the interpretation of the Software’s results.  Local Matters shall provide the Customer and each Operating Company with help desk support from Monday through Friday (08:00 AM - 17:00 PM, GMT +1), excluding Local Matters’ public holidays.

If Local Matters determines on-site assistance is required, and the problem is a failure of the Software to perform according to its then applicable Specifications on the Designated Environment, no charges will apply. If Local Matters determines that on-site assistance is not required, or if the Customer expressly requests on-site assistance and agrees in advance to pay additional fees for the provision of those on site services, the then current Local Matters then standard hourly rates of charge will apply.

Obligations Of Customer

(a)                                   Customer Contact. The Customer or if applicable an Operating Company shall notify Local Matters of Customer’s or Operating Company’s designated customer contact (“Customer Contact”). To the maximum extent practicable, the Customer’s or if applicable, Operating Company’s communications with Local Matters will be through the Customer Contact.

(b)                                  Installation. The Customer or if applicable, an Operating Company, will install all corrections of substantial defects, minor bug fixes and Updates, including Enhancements, if any, provided by Local Matters for the Software as part of the Maintenance Services in accordance with the instructions and in order of receipt from Local Matters, including setting up and maintaining an appropriate operating environment. In order to receive the Maintenance  Services under this Agreement, the Customer or if applicable, an Operating Company, must be on the current or previously available release of the Software as provided by Local Matters.

(c)                                   Facility and Personnel Access. Upon receipt of notice from Local Matters, the Customer or if applicable, an Operating Company, agrees to grant Local Matters reasonable access to Customer’s or if applicable, Operating Company’s facilities and personnel concerned with the operation of the Software during normal work hours to enable Local Matters to provide defect support. Such access shall be sufficient free and safe for Local Matters to fulfil its obligations. Any access by Local Matters to any site of the Customer or any Operating Company shall be subject to Local Matters complying with all of the Customer’s (or any Operating Companies) health and safety and security policies or such other requirements as made known to Local Matters from time to time while attending the site and Local Matters further agrees to use reasonable endeavours to minimise any disruption to the operations of the Customer or any Operating Company while on the Customer’s or the Operating Companies site.

(d)                                  Error Documentation. Upon detection of any Error in the Software, the Customer or if applicable an Operating company, as requested by Local Matters, agrees to provide Local Matters a listing of output and any other data including databases and

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

backup systems, that Local Matters reasonably may request in order to reproduce operating conditions similar to those present when the Error occurred.

(e)                                   Error Handling.  The Customer (or if applicable, an Operating Company) or its representatives will provide all first level and second level support for Deliverables.  Local Matters will provide third level technical support for all Deliverables only to Customer, any Operating Company as specified in an Order Form or their representatives; Local Matters will have no obligation to provide any support directly to Customer’s or Operating Companies’ customers or users. Technical support issues will be managed at the first and second level by the Customer, Operating Companies, or their third parties.

First Level Support includes the following:

•                  Clarification of functions and features of the Software;

•                  Clarification of the Software documentation;

•                  Guidance in using the Software;

•                  Collection of relevant technical problem identification information, filter user/operator problems from real technical problems; and

•                  Respond to customer with resolution or escalation information.

Second Level Support includes the following:

•                  Defect isolation and Software spec defect determination, and elimination of network, router, hardware and OS problems;

•                  Assistance in identifying and verifying the causes of suspected Defects;

•                  Advice on bypassing identified Defects, if reasonably possible;

•                  Action plan definition;

•                  Identification, localization and reporting of Defects that they are unable to resolve;

•                  Respond to customer with resolution or escalation;

•                  Restart Services / servers; and

•                  Check Logs.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 3

OPERATING COMPANIES

1.            DE TELEFOONGIDS B.V.

P.O. BOX 77863

1070 LL AMSTERDAM

THE NETHERLANDS

2.            FONECTA OY

P.O. BOX 202

FI-00511 HELSINKI

FINLAND

3.            HEROLD BUSINESS DATA GMBH

GUNTRAMSDORFER STRASSE 105

2340 MÖDLING

AUSTRIA

4.            MEDIATEL SPOL S.R.O, CZECH REPUBLIC

THARMOVA 16

186 00 PRAHA 8

CZECH REPUBLIC

5.            MEDIATEL SPOL S.R.O., SLOVAKIA

THARMOVA 16

186 00 PRAHA 8

CZECH REPUBLIC

6.            DE GULE SIDER A/S

RØDOVREVEJ 241

DK-2610 RØDOVRE

DENMARK

7.            LOKALDELEN I SVERIGE AB

BOX 623

S-301 16 HALMSTAD

SWEDEN

8.            PKT.PL POLSKIE KSIKI TELEFONICZNE SP. Z O.O.

AL. SOLIDARNOCI 128

01-195 WARSZAWA

POLAND

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 4

SOFTWARE

Destination Search

The Destination Search application suite will allow the Customer to apply local content and advertising into differentiated, contemporary local search websites.  The software provides an advanced array of search, mapping, directory, shopping and planning tools. The DS platform consists of several independent, interoperable modules.

General

•                  Default font set at 14px Arial

•                  Allows for a standard larger font presentation as the default for all on-screen text, previous versions supported the ability to choose a smaller font.

•                  Ad server software

•                  Enables the integration of 3rd Party ad-serving software and leaves an area in the left gutter to display standard size image and text ads.

•                  User friendly error display

•                  Provides contextual error messaging as opposed to generic Messages.

•                  Browse pages for SEO

•                  Each listing has a browsable equivalent that can be reached by search engine spiders/crawlers to promote search engine optimization.

•                  Pretty urls

•                  Url’s are no human readable vs. long alphabetic query strings.  This promotes reuse and track backs.

•                  Pretty 404 page, with better language.

•                  When an invalid url is reached the system provides a user friendly message instead of system generated page not found 404 error.

•                  Product Search

•                  Allows for product based search on a location basis

•                  Data to be provided by publisher, through self service, or through integration with a 3rd party data provider

•                  Implementation details may vary based on provider capabilities

Personalization

•                  Register for a new account

•                  Log in to an existing account

•                  Store listings in my places (does not require login) NOTE: limit to a max of 50 stored

•                  Store custom locations like home or work, and use in searches (requires login)

•                  Fluid pan and zoom interactive map (showing saved and custom locations)

•                  Manage account information (email, home address, work address, password)

•                  Print my places

•                  Inferred user preferences stored in a cookie

Search Results

•                  Shows a large static map with results plotted

•                  One control to switch views - list view vs. map view

•                  Simplified message text indicating the number of listings and pagination.

•                  Refinements hidden unless requested

•                  Results show:

•                  Business name

•                  Address, if available (NOTE: no postal code should display on results)

•                  Phone number

•                  Distance from search location’s center

•                  Business logo, if available

•                  Improve layout of listings

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Listings include a thumbnail image and encourage users to click or roll-over the listing for more details.

•                  Sort results by

•                  Relevance

•                  Distance

•                  Alphabetically by business name (A-Z and Z-A)

•                  Refine (narrow or expand) results by

•                  Property

•                  Category

•                  Distance (search radius)

•                  First letter of business name

•                  View details preview (rollover on business name) that includes:

•                  Business Name

•                  Phone number, if available

•                  Display ad , if available

•                  Business description, if available

•                  Ratings and Reviews, if available

•                  Hours of operation, if available

Details page

•                  View business details page to see all information associated with a listing, including

•                  Business name

•                  Phone number(s)

•                  Address, if available

•                  Hours of operation, if available

•                  Website link, if available

•                  Tagline, if available

•                  Description, if available

•                  Properties and terms, if available

•                  Preview of yellow pages ad or image, if available

•                  Link to enlarged yellow pages ad or image, if available

•                  Print details

•                  Email details to a friend

•                  Large fluid pan and zoom interactive map

•                  Find nearby search bar

•                  Get directions

•                  Save to my places

Compare

•                  Compare businesses side-by-side.

•                  Sort results by

•                  Relevance

•                  Distance

•                  Alphabetically by business name (A-Z and Z-A)

•                  Print the comparison

•                  Email the comparison

Mapping

•                  Results on Map

•                  Large resizable fluid pan and zoom interactive map

•                  Option to collapse left/right column to give map full page real estate

•                  Collapsible results list

•                  Interactive map inset

•                  Draggable custom location markers

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Drag a custom marker on to a point of the map, name it and save it to your custom locations.

•                  Redesign map navigation. functions (compass rose, zoom) to give map more real estate

•                  The compass and zoom controls in mapping have been made smaller and transparent to preserve more screen real estate.

•                  Displaying Polylines/Polygons on map

•                  Support for reading a defined data set (such as neighborhoods) for display and searching in map view.

•                  Real-time traffic information

•                  Integration of real time traffic through the deCarta DDS to display current traffic conditions including accidents, events and congested areas.

•                  Aerial Imaging

•                  Support for display of Aerial satellite imagery over same tile framework supported for core street maps. Implementations may vary dependant on data providers.

•                  Pictometry

•                  Support for display of pictometry over same tile framework supported for core street maps.  Implementations may vary dependent on the data providers.

•                  Sort results by

•                  Relevance

•                  Distance

•                  Alphabetically by business name (A-Z and Z-A)

•                  Refine (narrow or expand) results by

•                  Property

•                  Category

•                  Distance (search radius)

•                  First letter of business name

•                  Map Flyout contains

•                  Business logo, if available

•                  Business name

•                  Phone number

•                  Address, if available

•                  Get directions

•                  Save to my places

•                  Find nearby search bar

•                  Print maps

•                  Email maps

Improve URLS in email (email a friend)

•                  Emails of listings also support a friendly human readable URL vs. a long querystring.

Map Search

•                  Map search tab

•                  Map based searching as an alternative to listed results is accessible through the main interface.

•                  Re-search conducted when map is panned or zoomed

•                  As part of map based search, a separate search is executed at each pan or zoom level to present the most relevant results based on location.

•                  Option to collapse left/right column to give map full page real estate

•                  Full screen map view is also available in the map based search view.

Routing / Get Directions

•                  Simplified Directions

•                  Draggable custom location markers

•                  Same functionality as above is available in the get directions section.

•                  Real-time traffic information

•                  Same functionality as above is available in the get directions section

•                  Aerial Imaging

•                  Same functionality as above is available in the get directions section

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Directions page to fit several maneuvers on 1024x768

•                  Improved layout of display to fit more above the fold turn by turn directions

•                  For single and multiple stops

•                  Rearrange nodes in a multi-stop route

•                  Reverse directions from a destination

•                  Get directions based a preferred type of route (fewest turns, quickest etc)

•                  Drag custom locations and incorporate into route

•                  Print directions

•                  Email directions

Ratings and Reviews

•                  Rate advertiser

•                  Core Widget to provide a business rating (can be set up to have an administrator sent the rating to approve)

•                  Provide review of advertiser

•                  Core Widget to provide a business rating (can be set up to have an administrator sent the rating to approve)

•                  Display ratings and reviews on all advertiser pages

•                  The ratings and views widget is displayed on multiple pages

•                  Results set

•                  Business Details Page

•                  Compare Page

Area Guides

Areaguides provides local content for a region’s cities and towns allowing site visitors to have quick and easy access to a wealth of up-to-date local and travel related information tailored to the city, town or neighborhood of their interest.  This is accomplished through the Customer’s partnerships with content partners for data such as travel, relocation, real estate, apartments, and local events.  The Guides’ search tools and mapping features enable users to identify what they are looking for and direct links to partner sites provide the ability to complete reservations and bookings online.  Multiple sources of proprietary and licensed content, provided by the Customer are integrated and combined to provide meaningful and useful information targeted to regional residents, travelers and those looking to relocate.

Geographic Levels

The following geographic levels are supported:

•                  Global

•                  Regional

•                  Country

•                  State/Province

•                  City

•                  Neighborhood

•                  Ability to add other geographic levels

Content

The site is designed to support a variety of local content, including:

•                  Yellow Pages

•                  White Pages

•                  Weather

•                  Events and Activities

•                  Movies

•                  Job listings

•                  City population and other demographics

•                  News

•                  Classifieds

•                  University listings

•                  School listings

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Attractions

•                  Hotel listings

•                  Tours

•                  Apartment listings

•                  Real estate listings

•                  Airline ticket, car rental, vacation  package search

•                  Hotel, air, car deals

•                  Vacation rentals

•                  Text ads

•                  Banner ads

Data Integration Methods

The following integration methods are supported:

•                  Web service

•                  Data feed

•                  Rss feed

•                  Iframe

•                  Proxy

Search

Search is supported by:

•                  Name/Term

•                  Address

•                  Zip code

•                  Category/listing type

•                  Various attributes, including min price, max price, room number, size, amenities, date, date range

•                  Radius from search location’s center

Search Results

Search results can include:

•                  A small static map with results plotted

•                  Listing name

•                  Address

•                  Phone number

•                  Web site

•                  Distance from search location’s center

•                  Business logo

•                  Image(s)

•                  Description

•                  Amenities

•                  Pricing

•                  Rating

•                  Links to partners

•                  Partner attribution

Sorting is supported by:

•                  Relevance

•                  Distance

•                  Alphabetically by business name (A-Z and Z-A)

•                  Various attributes, including min price, max price, room number, size

Results on Map

•                  Result contain a large resizable fluid pan and zoom interactive map

•                  Sorting of results by:

•                  Relevance

•                  Distance

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Alphabetically by business name (A-Z and Z-A)

•                  Various attributes, incl. price

•                  Map Flyouts can support:

•                  Listing name

•                  Phone number

•                  Address

•                  Logo

•                  Image

•                  Partner attribution

•                  Rating

•                  Get directions

•                  Save to my places

•                  Nearby search bar

•                  Links to partners

Details pages

Details pages contain additional information for a listing and can support:

•                  Listing name

•                  Phone number(s)

•                  Address

•                  Logo

•                  Image

•                  Partner attribution

•                  Hours of operation

•                  Admission information

•                  Website link

•                  Description and additional information

•                  Tags

•                  Links to partners

•                  Leads form

•                  Large fluid pan and zoom interactive map

•                  Nearby search bar

•                  Get directions

•                  Save to my places

Compare

Compare pages show selected search results side-by-side and support:

•                  A small static map with results plotted

•                  Links to partners

•                  Sorting of  results by

•                  Relevance

•                  Distance

•                  Alphabetically by business name (A-Z and Z-A)

•                  Various attributes, including rating, price, room number, size

•                  View 10 most recently compared listings

•                  Save to my places

•                  Get directions

Get Directions

The following features are supported for get directions feature:

•                  Directions for single and multiple stops

•                  Rearrange nodes in a multi-stop route

•                  Reverse directions from a destination

•                  Drag custom locations and incorporate into route

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Show points of interest along a route

Road Trip

The following features are supported for road trip feature:

•                  Support for 12 planned and system suggested stops

•                  Suggested stops based on time or distance traveled

•                  Plot route with planned and suggested stops on map

•                  Add suggested stops to trip

•                  Rearrange stops

•                  Show points of interest along a route

•                  Find hotels and points of interest near planned and suggested stops

•                  Add hotels and points of interest to trip

•                  Save to my places

•                  Get directions for road trip

Personalization

The following functionality for personalization is supported:

•                  Register for a new account

•                  Log in to an existing account

•                  Store listings and entire road trips  in my places (does not require login)

•                  Store custom locations, like home or work, and use in searches (requires login)

•                  Fluid pan and zoom interactive map (showing saved and custom locations)

•                  Manage account information (email and password)

•                  New password generation and submission to specified email

Global Functionality

The following functionality is available on all pages:

•                  Email to friend

•                  Social Bookmarking

•                  del.icio.us

•                  ma.gnolia

•                  furl

•                  yahoomyweb

•                  Print

Global Pages

•                  About Us

•                  Contact us

•                  Privacy Policy

•                  Terms of Use

•                  Advertising Information

Reporting

•                  Integrates with reporting tool of choice

SEO Optimization

•                  Sitemap html files

•                  Sitemap xml files

•                  Use of SEO best practices for tagging and code structure

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

GuideSpot

Local Guides are user generated lists and multi-media stories that form a foundation of local self-expression and knowledge sharing. GuideSpot is an application where guides converge and form communities.  The GuideSpot web experience allows authors to express their local knowledge, creating and sharing narratives of their local experiences.   Each guide is shared, commented upon and rated by fellow users of GuideSpot easily, allowing a dynamic constantly growing base of local knowledge and interactive communities.

Self Publishing Tools

•                  Headline tool

•                  Description tool

•                  Category Tags

•                  Geographic tags

•                  Specific guide authoring pallet

•                  Add Text Widget

•                  Fly over and scrolling page functionality

•                  Choice of three size headline

•                  Headline bold

•                  Sub-headline

•                  Smaller text pull-quote

•                  Content Texting tool

•                  Bold, italics, underlined, spell checked

•                  Add Business Listing from database Widget

•                  Fly over and scrolling page functionality

•                  Display or search choice of business and/or location

•                  Add to guide

•                  Custom description

•                  Add Custom address Widget

•                  Fly over and scrolling page functionality

•                  Input address and title

•                  Custom description

•                  Add Map Widget

•                  Fly over and scrolling page functionality

•                  Add one or multiple addresses or points to map from check list

•                  Add optional map name

•                  Add custom description

•                  Map zoom in and zoom out

•                  Add Link Widget

•                  Fly over and scrolling page functionality

•                  Add custom link

•                  Add optional custom Title

•                  Add custom description

•                  Add Picture Widget

•                  Fly over and scrolling page functionality

•                  Add picture from Flicker or from desktop

•                  Add custom description

•                  Add video Widget

•                  Fly over and scrolling page functionality

•                  Add video from YouTube

•                  Add custom description

Profiling

•                  Author profile

•                  Geographic

•                  Neighborhood and city

•                  Demographic

•                  Likes and dislikes

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

•                  Age

•                  Sex

•                  Favorites

•                  Favorite locations

•                  Guide authoring points

•                  Guide subscriptions

•                  Peer to peer messaging displayed

Search

•                  Results show:

•                  Business name

•                  Address, if available)

•                  Phone number

•                  Business or place details page

•                  Business Name

•                  Phone number, if available

•                  Business description, if available

•                  Hours of operation, if available

Social Interaction / Peer to Peer

•                  Guide Rating and reviews

•                  Guide commenting

•                  Guide authoring points

•                  Peer to peer messaging

SEO

•                  Guides each saved as individual web page

•                  Google and other indexers see each as unique blend of info

•                  High organic ranking results

Ontology

The Ontology is a structured database of business category information, a tool for the maintenance and enhancement of the data, and content transformation tools.  The business category information includes properties, terms, and ranking of category – property combinations both for search and for display.  Our content transformation process involves the collection of content from various media types and sources, the extraction of key information associated with that content and the organization of that information into consumer and properties.

THIRD PARTY SOFTWARE

eCarta’s Drill Down Server is a geospatial software platform that powers geo-coding, mapping, and routing.  deCarta’s non-branded software platform is provides the capability to customize mapping application a desired and unique look and feel.  The Drill Down Server powers the geo-coding and routing capabilities in Destination Search.

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 5

[RESERVED/INTENTIONALLY BLANK]

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 6

PRICING SCHEDULE

	Small	Medium	Large
Perpetual License
Destination Search	[***]	[***]	[***]
Guides	[***]	[***]	[***]

Per Seat
Annual License
Ontology	[***]

Where:

Small Publisher:  [***]

Medium Publisher: [***]

Large Publisher: [***]

Maintenance & Support Fees Year One

		Small	Medium	Large
Destination Search		[***]	[***]	[***]
Guides		[***]	[***]	[***]

Per Seat
Ontology	[***]

Maintenance & Support Fees Year Two

		Small	Medium	Large
Destination Search		[***]	[***]	[***]
Guides		[***]	[***]	[***]

Per Seat
Ontology	[***]

Maintenance & Support Fees Year Three and Forward

		Small	Medium	Large
Destination Search		[***]	[***]	[***]
Guides		[***]	[***]	[***]

Per Seat
Ontology	[***]

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 7

TRANSITION FEES

Termination Date	Transition Services Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 8

FORM OF ESCROW AGREEMENT

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.

SCHEDULE 9

COMPETING WEBSITES

[***]

[  ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.